Exhibit 99.1

SB ARAPAHOE LLC

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

 SEPTEMBER 30, 2020 AND 2019 (UNAUDITED)

AND THE YEARS ENDED

DECEMBER 31, 2019 AND 2018

1

SB ARAPAHOE LLC

Index to Financial Statements

Page
INDEPENDENT AUDITOR’S REPORT
3
FINANCIAL STATEMENTS:

Balance Sheets as of September 30, 2020 (unaudited) and December 31, 2019 and 2018	4

Statements of Income for the nine months ended September 30, 2020 and 2019 (unaudited) and the years ended December 31, 2019 and 2018	5

Statements of Changes in Members’ Equity for the nine months ended September 30, 2020 and 2019 (unaudited) and the years ended December 31, 2019 and 2018	6

Statements of Cash Flows for the nine months ended September 30, 2020 and 2019 (unaudited) and the years ended December 31, 2019 and 2018	7

Notes to Financial Statements	8

2

INDEPENDENT AUDITOR’S REPORT

To the Members

SB Arapahoe LLC

Aurora, Colorado

Report on the Financial Statements

We have audited the accompanying financial statements of SB Arapahoe LLC (the “Company”), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of income, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company operates in the marijuana industry which is currently illegal under federal law which supersedes any individual state enactments. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Our opinion is not modified with respect to this matter.

Crowe LLP

Oak Brook, Illinois

May 18, 2021

3

SB ARAPAHOE LLC

Balance Sheets

	September 30, 2020	December 31, 2019	December 31, 2018
	(unaudited)

ASSETS

Current Assets:
Cash	$1,104,703	$1,022,426	$780,688
Other Receivable	224,470	136,927	198,028
Inventories	409,442	233,515	181,986
Prepaid Expenses and Other Current Assets	2,055	20,846	14,522

Total Current Assets	1,740,670	1,413,714	1,175,224

Property and Equipment, Net	190,061	167,986	117,308

TOTAL ASSETS	$1,930,731	$1,581,700	$1,292,532

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Current Liabilities:
Accounts Payable	$37,148	$41,057	$–
Accrued Liabilities	477,903	354,422	389,888
Deferred Rent	6,750	5,400	4,800
Loyalty Points Liability	255,000	279,328	106,919

TOTAL LIABILITIES	776,801	680,207	501,607

TOTAL MEMBERS' EQUITY	1,153,930	901,493	790,925

TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,930,731	$1,581,700	$1,292,532

Accompanying Notes are an Integral Part of the Financial Statements

4

SB ARAPAHOE LLC

Statements of Income

	Nine Months Ended September 30,		Years Ended December 31,
	2020	2019	2019	2018
	(unaudited)	(unaudited)

Revenues, Net of Discounts	$13,595,937	$8,965,409	$12,471,113	$5,013,059
Cost of Goods Sold	6,238,891	4,050,809	5,698,074	2,142,551

Gross Profit	7,357,046	4,914,600	6,773,039	2,870,508

Operating Expenses:
General and Administrative	2,111,034	1,685,619	2,247,197	883,588
Sales and Marketing	6,526	9,352	12,143	7,890
Depreciation	4,999	4,762	6,552	2,787

Total Expenses	2,122,559	1,699,733	2,265,892	894,265

Net Income	$5,234,487	$3,214,867	$4,507,147	$1,976,243

Accompanying Notes are an Integral Part of the Financial Statements

5

SB ARAPAHOE LLC

Statements of Changes in Members’ Equity

Balance, January 1, 2018	$1,216

Net Income	1,976,243

Member contributions - Star Buds brand license	410,000

Distributions to Members	(1,596,534)

Balance, December 31, 2018	$790,925

Balance, January 1, 2019	$790,925

Net Income	4,507,147

Member contributions - Star Buds brand license	991,000

Distributions to Members	(5,387,579)

Balance, December 31, 2019	$901,493

Balance, January 1, 2019	$790,925

Net Income (unaudited)	3,214,867

Member contributions - Star Buds brand license (unaudited)	709,000

Distributions to Members (unaudited)	(3,974,019)

Balance, September 30, 2019 (unaudited)	$740,773

Balance, January 1, 2020	$901,493

Net Income (unaudited)	5,234,487

Member contributions - Star Buds brand license (unaudited)	1,086,000

Distributions to Members (unaudited)	(6,068,050)

Balance, September 30, 2020 (unaudited)	$1,153,930

Accompanying Notes are an Integral Part of the Financial Statements

6

SB ARAPAHOE LLC

Statements of Cash Flows

	Nine months ended		Year Ended	Year Ended
	September 30,		December 31,	December 31,
	2020	2019	2019	2018
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$5,234,487	$3,214,867	$4,507,147	$1,976,243
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:

Depreciation	4,999	4,762	6,552	2,787
Star Buds brand license expense	1,086,000	709,000	991,000	410,000
Changes in Operating Assets and Liabilities:
Other Receivable	(87,543)	142,853	61,101	(198,028)
Inventories	(175,927)	(76,552)	(51,529)	(181,986)
Prepaid Expenses and Other Current Assets	18,791	(17,414)	(6,324)	(14,522)
Accounts Payable	(3,909)	15,825	41,057	–
Accrued Liabilities	123,481	(82,244)	(35,466)	389,888
Deferred Rent	1,350	600	600	2,400
Loyalty Points Liability	(24,328)	145,952	172,409	106,919

NET CASH PROVIDED BY OPERATING ACTIVITIES	6,177,401	4,057,649	5,686,547	2,493,701

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(27,074)	(57,231)	(57,230)	(116,479)

NET CASH USED IN INVESTING ACTIVITIES	(27,074)	(57,231)	(57,230)	(116,479)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Members	(6,068,050)	(3,974,019)	(5,387,579)	(1,596,534)

NET CASH USED IN FINANCING ACTIVITIES	(6,068,050)	(3,974,019)	(5,387,579)	(1,596,534)

NET INCREASE IN CASH	82,277	26,399	241,738	780,688

CASH, BEGINNING OF PERIOD	1,022,426	780,688	780,688	–

CASH, END OF PERIOD	$1,104,703	$807,087	$1,022,426	$780,688

Accompanying Notes are an Integral Part of the Financial Statements

7

SB ARAPAHOE LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Years Ended December 31, 2019 and 2018

1.       NATURE OF OPERATIONS

SB Arapahoe LLC (the “Company”) owns and operates a recreational marijuana dispensary in Aurora, Colorado. The dispensary sells a variety of products including buds, extracts, and edibles and commenced operations in April 2018.

In June 2020, the Company entered into an asset purchase agreement with Medicine Man Technologies, Inc., for total consideration of approximately $32,000,000, which includes cash, deferred cash and shares in Medicine Man Technologies, Inc. The transaction closed in March 2021.

2.       SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Preparation

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America. The accompanying financial statements include unaudited interim information as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019. The interim information is not reflective of full year results. Company management believes the interim information includes all normal recurring adjustments.

(b)	Revenue

Revenue is recognized at the point of sale, at which time title and risk of loss pass to the customers. The Company has customer loyalty programs in which retail customers accumulate points for each dollar of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis and vape products as part of an in-store sales transaction.

(c)	Cash

Cash includes cash deposits in financial institutions and cash held at the store.

(d)	Other Receivables

Other receivables consist of credit card payments representing two or three days’ credit card sales that have not, at the balance sheet date, been processed and remitted by the credit card processor. The Company has historically experienced no significant bad debt expense related to these credit card receivables.

(e)	Inventories

Inventories consist of cannabis and non-cannabis products that are valued at cost and subsequently at the lower of cost (first-in, first out basis) or net realizable value. The Company reviews its inventories for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value. There were no reserves for obsolete inventories as of September 30, 2020, December 31, 2019 and December 31, 2018.

8

SB ARAPAHOE LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Years Ended December 31, 2019 and 2018

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods.

Leasehold Improvements	Shorter of Remaining Life of the Lease or Useful Life
Furniture and Fixtures Computer Equipment	5 - 7 Years 5 Years

The assets’ carrying values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in the Statements of Income in the year the asset is derecognized.

(g)	Impairment of Long-Lived Assets

The Company accounts for its long-lived assets such as property and equipment in accordance with FASB ASC Topic No. 360, "Accounting for the Impairment or Disposal of Long-lived Assets" ("ASC 360").

Management reviews long-lived assets for impairment whenever changes in events or circumstances indicate the assets may be impaired. Pursuant to ASC 360, an impairment loss is to be recorded when the net book value of an asset exceeds the undiscounted cash flows expected to be generated from the use of the asset. If an asset is determined to be impaired, the asset is written down to its fair value, and the loss is recognized in the statement of income in the period when the determination is made. No impairment charges for long-lived assets have been recorded for the years ended December 31, 2019 and 2018 or the nine months ended September 30, 2020 and 2019.

(h)	Leased Assets

A lease of property and equipment is classified as a capital lease if it transfers substantially all the risks and rewards incidental to ownership to the Company. A lease of property and equipment is classified as an operating lease whenever the terms of the lease do not transfer substantially all of the risks and rewards of ownership to the lessee. Lease payments are recognized as an expense on a straight-line basis over the lease term, except where another systematic basis is more representative of the time pattern in which the economic benefits are consumed.

9

SB ARAPAHOE LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Years Ended December 31, 2019 and 2018

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i)	Income Taxes

The Company’s members have elected to have the Company treated as a partnership for income tax purposes. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, the Company’s members in computing their own taxable income.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax position as a component of income tax expense. As of September 30, 2020 and December 31, 2019 and 2018, the Company did not have any accrued interest or penalties associated with any unrecognized tax positions, nor was any interest or penalties recognized during the years ended December 31, 2019 and 2018, or the nine months ended September 30, 2020 and 2019.

(j)	Fair Value Measurement

The carrying amounts of cash, other receivables, and accounts payable approximate fair value due to the short maturity of these instruments.

(j)	Significant Accounting Judgments, Estimates, and Assumptions

The preparation of the Company’s financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant estimates inherent in the preparation of the Company’s financial statements include the assumptions related to the estimated useful lives for property and equipment and the loyalty program liability.

The Company’s business is subject to a variety of state laws, regulations, and local ordinances. Certain states have legalized the possession, distribution, and cultivation of marijuana for medical and/or non-medical purposes; these activities remain illegal under federal law, which cause higher federal income taxation (IRC Section 280E) and difficulty in obtaining traditional banking relationships. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company.

10

SB ARAPAHOE LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Years Ended December 31, 2019 and 2018

2.        SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)	Concentrations of Credit Risk

The Company’s financial instruments that at times are exposed to concentrations of credit risk consist primarily of cash. The Company maintains cash in bank accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to significant credit risk related to cash because the Company maintains cash with high quality institutions.

(l)	Recent Accounting Pronouncements

(i)	The FASB issued ASU 2014-09, Revenue from Contracts with Customers, (Topic 606) (ASU 2014-09), in May 2014. ASU 2014-09 sets forth a new five-step revenue recognition model that will require the use of more estimates and judgment. ASU 2014-09 will replace current revenue recognition requirements in Topic 605, Revenue Recognition, in its entirety. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in prior accounting guidance. In May 2020, the FASB deferred the effective date of ASU 2014-09 making it effective for annual financial statements of private companies issued for fiscal years beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020, and should be applied retrospectively in the year the ASU is first applied using one of two allowable application methods. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements but does not believe the impact will be material.

(ii)	In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15, 2021, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

(iii)	In June 2016, FASB issued ASC 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, an reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its financial statements will be material.

11

SB ARAPAHOE LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Years Ended December 31, 2019 and 2018

3.       PROPERTY AND EQUIPMENT

The Company’s property and equipment consists of the following at September 30, 2020, December 31, 2019 and 2018:

	September 30,	December 31,	December 31,
	2020	2019	2018
	(unaudited)

Leasehold Improvements	$182,751	$159,155	$103,655
Furniture and Fixtures	13,289	9,811	8,081
Computer Equipment	8,399	8,399	8,399
	–
Total Property and Equipment, Gross	204,439	177,365	120,135
Less: Accumulated Depreciation	(14,378)	(9,379)	(2,827)
	–
Property and Equipment, Net	$190,061	$167,986	$117,308

Depreciation expense for the years ended December 31, 2019 and 2018, and the nine months ended September 30, 2020 and 2019 totaled $6,552, $2,787, $4,999, and $4,762 respectively.

4.	MEMBERS’ EQUITY

Under the terms of the operating agreement, the Company has an indefinite life. Allocations of profits and losses for each fiscal year are allocated pro rata in proportion to the member’s capital interest. Distributions shall be made to members in proportion to the member’s capital interest and are approved by the manager of the Company in accordance with the terms of the operating agreement.

5.        LEASE COMMITMENTS

The Company leases its business facility from a related party under an operating lease agreement that specifies minimum rentals. The lease expires in 2022 and has an option to extend the term of the lease for an additional one five year term so long as the Company is not in default in the payment of rent. The Company’s rent expense for the years ended December 31, 2019 and 2018, and for the nine months ended September 30, 2020 and 2019 was approximately $39,000, $23,000, $32,000, and $30,000, respectively.

Future minimum lease payments under non-cancelable operating leases having an initial or remaining term of more than one year are as follows:

Year ending December 31	Total
2020 (remaining three months)	$8,400
2021	33,600
2022	11,200

$53,200

12

SB ARAPAHOE LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Years Ended December 31, 2019 and 2018

6.	COMMITMENTS AND CONTINGENCIES

(a)	Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At September 30, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

(b)	Contingencies

The Company's operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulation at September 30, 2020, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

7.	RELATED PARTY TRANSACTIONS

(a)	Transactions with related parties

The Company purchases product from several related parties, CitiMed LLC, Colorado Health Consultants, LLC, Star Packaging and Supply, LLC, Starbuds Commerce City, LLC and Starbuds MIPS, LLC. The Company also receives management, advisory and marketing support services from Star Packaging and Supply LLC and purchases other products. Amounts expensed and paid to each related party for the years ended December 31, 2019 and 2018, and the nine months ended September 30, 2020 and 2019 were as follows:

	Nine Months Ended September 30,		Years Ended December 31,
	2020	2019	2019	2018
	(unaudited)	(unaudited)

CitiMed, LLC	$295,000	$159,000	$225,000	$142,000
Colorado Health Consultants, LLC	–	8,000	8,000	–
Star Packaging and Supply, LLC	77,000	72,000	167,000	77,000
Commerce City, LLC	8,000	–	–	–
Starbuds MIPS, LLC	904,000	658,000	931,000	378,000

Total	$1,284,000	$897,000	$1,331,000	$597,000

13

SB ARAPAHOE LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Years Ended December 31, 2019 and 2018

Purchases from Starbuds MIPS LLC were approximately 16%, 16%, 14% and 16% of the Company’s purchases for the years ended December 31, 2019 and 2018, and the nine months ended September 30, 2020 and 2019, respectively.

Star Brands, LLC provides the Company with the right to use the Starbuds brand and licensed property. The Company does not pay Star Brands LLC for the use of such assets. However, the Company recorded non-cash license expense of $991,000 and $410,000 for the years ended December 31, 2019 and 2018, and $1,086,000 and $709,000 for the nine months ended September 30, 2020 and 2019, respectively.

(b)	Related party leases

The Company has a lease for a facility with an entity owned by a member of the Company (see Note 5).

8.       SUBSEQUENT EVENTS

Management has evaluated significant events or transactions that have occurred since the balance sheet date and through May 18, 2021, the date the financial statements were available to be issued.

The novel coronavirus commonly referred to as “COVID-19” was identified in December 2019 in Wuhan, China. On January 30, 2020, the World Health Organization declared the outbreak a global health emergency, and on March 11, 2020, the spread of COVID-19 was declared a pandemic by the World Health Organization. On March 13, 2020, the spread of COVID-19 was declared a national emergency. The outbreak has spread throughout the globe, causing companies and various international jurisdictions to impose restrictions such as quarantines, business closures and travel restrictions.

While these effects are expected to be temporary, the duration of the business disruptions and related financial impact cannot reasonably be estimated at this time. In addition, it is possible that estimates in the Company’s financial statements will change in the near term as a result of COVID-19 and the effect of any such changes could be material, which could result in, among other things, impairment of long-lived assets. The Company is closely monitoring the impact of the pandemic on all aspects of its business.

In response to the COVID-19 pandemic and government mandates, safety, social distancing and other physical workforce distancing protocols were implemented. Although the impact of the coronavirus on the Company’s operations to date has not been significant, the ultimate impact of COVID-19 on the Company will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions required to contain the coronavirus or treat its impact, among others.

As described in Note 1, the Company was acquired by Medicine Man Technologies, Inc.

Subsequent to September 30, 2020, the Company distributed approximately $3,000,000 to its members.

14

KEW LLC

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2020 AND 2019 (UNAUDITED)

AND THE YEAR ENDED

DECEMBER 31, 2019

15

KEW LLC

16

INDEPENDENT AUDITOR’S REPORT

To the Members

KEW LLC

Denver, Colorado

Report on the Financial Statements

We have audited the accompanying financial statements of KEW LLC (the “Company”), which comprise the balance sheet as of December 31, 2019, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the financial statements, the Company operates in the marijuana industry which is currently illegal under federal law which supersedes any individual state enactments. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company. Our opinion is not modified with respect to this matter.

Crowe LLP

Oak Brook, Illinois

May 18, 2021

17

KEW LLC

Balance Sheets

	September 30, 2020	December 31, 2019
	(unaudited)

ASSETS

Current Assets:
Cash	$470,571	$197,067
Inventories	186,920	131,154
Prepaid Expenses and Other Current Assets	6,000	6,000

Total Current Assets	663,491	334,221

Property and Equipment, Net	63,271	72,655

TOTAL ASSETS	$726,762	$406,876

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Current Liabilities:
Accrued Liabilities	$187,226	$138,508
Deferred Rent	32,954	30,002
Loyalty Points Liability	145,000	142,131

Total Current Liabilities	365,180	310,641

TOTAL LIABILITIES	365,180	310,641

TOTAL MEMBERS' EQUITY	361,582	96,235

TOTAL LIABILITIES AND MEMBERS' EQUITY	$726,762	$406,876

Accompanying Notes are an Integral Part of the Financial Statements

18

KEW LLC

Statements of Income

			Year Ended
	Nine Months Ended September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

Revenues, Net of Discounts	$6,006,436	$4,841,711	$6,397,137
Cost of Goods Sold	2,656,895	2,093,594	2,813,240

Gross Profit	3,349,541	2,748,117	3,583,897

Expenses:
General and Administrative	1,015,017	875,941	1,181,284
Sales and Marketing	5,123	3,500	4,084
Depreciation	9,385	29,116	32,244

Total Expenses	1,029,525	908,558	1,217,612

Net Income	$2,320,016	$1,839,559	$2,366,285

Accompanying Notes are an Integral Part of the Financial Statements

19

KEW LLC

Statements of Changes in Members’ Equity

Balance, January 1, 2019	$258,537

Net Income	2,366,285

Member Contributions - Star Buds brand license	515,000

Distributions to Members	(3,043,587)

Balance, December 31, 2019	$96,235

Balance, January 1, 2019	$258,537

Net Income (unaudited)	1,839,559

Member Contributions - Star Buds brand license (unaudited)	380,000

Distributions to Members (unaudited)	(2,318,544)

Balance, September 30, 2019 (unaudited)	$159,552

Balance, January 1, 2020	$96,235

Net Income (unaudited)	2,320,016

Member Contributions - Star Buds brand license (unaudited)	470,000

Distributions to Members (unaudited)	(2,524,669)

Balance, September 30, 2020 (unaudited)	$361,582

Accompanying Notes are an Integral Part of the Financial Statements

20

KEW LLC

Statement of Cash Flows

	For the Nine Months Ended		Year Ended
	September 30,		December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$2,320,016	$1,839,559	$2,366,285
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	9,385	29,116	32,244
Star Buds brand license expense	470,000	380,000	515,000
Changes in Operating Assets and Liabilities:
Inventories	(55,766)	(50,806)	(16,006)
Accrued Liabilities	48,717	4,215	(445)
Deferred Rent	2,952	(11,576)	9,213
Loyalty Points Liability	2,869	20,788	36,265

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,798,173	2,211,296	2,942,556

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	–	(1,857)	(1,857)

NET CASH USED IN INVESTING ACTIVITIES	–	(1,857)	(1,857)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Members	(2,524,669)	(2,318,544)	(3,043,587)

NET CASH USED IN FINANCING ACTIVITIES	(2,524,669)	(2,318,544)	(3,043,587)

NET INCREASE (DECREASE) IN CASH	273,504	(109,105)	(102,888)

CASH, BEGINNING OF PERIOD	197,067	299,955	299,955

CASH, END OF PERIOD	$470,571	$190,850	$197,067

Accompanying Notes are an Integral Part of the Financial Statements

21

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

1.       NATURE OF OPERATIONS

KEW, LLC (the “Company”) owns and operates a recreational marijuana dispensary in Federal Heights, Colorado. The dispensary sells a variety of products including buds, extracts, and edibles.

In June 2020, the Company entered into an asset purchase agreement with Medicine Man Technologies, Inc., for total consideration of approximately $14,600,000, which includes cash, deferred cash and shares in Medicine Man Technologies, Inc. The transaction closed in March 2021.

2.       SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Preparation

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America. The accompanying financial statements include unaudited interim information as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019. The interim information is not reflective of full year results. Company management believes the interim information includes all normal recurring adjustments.

(b)	Revenue

Revenue is recognized at the point of sale, at which time title and risk of loss pass to the customers. The Company has customer loyalty programs in which retail customers accumulate points for each dollar of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis and vape products as part of an in-store sales transaction

(c)	Cash

Cash includes cash deposits in financial institutions and cash held at the store.

(d)	Inventories

Inventories consist of cannabis and non-cannabis products that are valued at cost and subsequently at the lower of cost (first-in, first out basis) or net realizable value. The Company reviews its inventories for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value. There were no reserves for obsolete inventories as of September 30, 2020 and December 31, 2019.

22

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)	Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and impairment losses, if any. Expenditures that materially increase the life of the assets are capitalized. Ordinary repairs and maintenance are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset using the following terms and methods.

Leasehold Improvements	Shorter of Remaining Life of the Lease or Useful Life
Furniture and Fixtures Computer Equipment	5 - 7 Years 5 Years

The assets’ carrying values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in the Statement of Income in the year the asset is derecognized.

(f)	Impairment of Long-Lived Assets

The Company accounts for its long-lived assets such as property and equipment in accordance with FASB ASC Topic No. 360, "Accounting for the Impairment or Disposal of Long-lived Assets" ("ASC 360").

Management reviews long-lived assets for impairment whenever changes in events or circumstances indicate the assets may be impaired. Pursuant to ASC 360, an impairment loss is to be recorded when the net book value of an asset exceeds the undiscounted cash flows expected to be generated from the use of the asset. If an asset is determined to be impaired, the asset is written down to its fair value, and the loss is recognized in the statement of income in the period when the determination is made. No impairment charges for long-lived assets have been recorded for the year ended December 31, 2019 or the nine months ended September 30, 2020 and 2019.

(g)	Leased Assets

A lease of property and equipment is classified as a capital lease if it transfers substantially all the risks and rewards incidental to ownership to the Company. A lease of property and equipment is classified as an operating lease whenever the terms of the lease do not transfer substantially all of the risks and rewards of ownership to the lessee. Lease payments are recognized as an expense on a straight-line basis over the lease term, except where another systematic basis is more representative of the time pattern in which the economic benefits are consumed.

23

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)	Income Taxes

The Company’s members have elected to have the Company treated as an S Corporation for income tax purpose. As such, all the Company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, the Company’s members in computing their own taxable income.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax position as a component of income tax expense. As of September 30, 2020 and December 31, 2019, the Company did not have any accrued interest or penalties associated with any unrecognized tax positions, nor was any interest or penalties recognized during the year ended December 31, 2019 or nine months ended September 30, 2020 and 2019.

(i)	Fair Value Measurement

The carrying amounts of cash and accounts payable approximate fair value due to the short maturity of these instruments.

(j)	Significant Accounting Judgments, Estimates, and Assumptions

The preparation of the Company’s financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant estimates inherent in the preparation of the Company’s financial statements include the assumptions related to the estimated useful lives for property and equipment and the loyalty program liability.

The Company’s business is subject to a variety of state laws, regulations, and local ordinances. Certain states have legalized the possession, distribution, and cultivation of marijuana for medical and/or non-medical purposes; these activities remain illegal under federal law, which cause higher federal income taxation (IRC Section 280E) and difficulty in obtaining traditional banking relationships. If the federal government elects to enforce the laws as currently written or otherwise changes the laws in an adverse way with respect to marijuana it could have an adverse effect on the Company’s operations, including potential prosecution under the laws and liquidation of the Company.

24

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(k)	Concentrations of Credit Risk

The Company’s financial instruments that at times are exposed to concentrations of credit risk consist primarily of cash. The Company maintains cash in bank accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to significant credit risk related to cash because the Company maintains cash with high quality institutions.

(l)	Recent Accounting Pronouncements

(i)	The FASB issued ASU 2014-09, Revenue from Contracts with Customers, (Topic 606) (ASU 2014-09), in May 2014. ASU 2014-09 sets forth a new five-step revenue recognition model that will require the use of more estimates and judgment. ASU 2014-09 will replace current revenue recognition requirements in Topic 605, Revenue Recognition, in its entirety. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in prior accounting guidance. In May 2020, the FASB deferred the effective date of ASU 2014-09 making it effective for annual financial statements of private companies issued for fiscal years beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020, and should be applied retrospectively in the year the ASU is first applied using one of two allowable application methods. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements but does not believe the impact will be material.

(ii)	In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15, 2021, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. The Company is currently evaluating the effect of adopting this ASU on the Company’s financial statements.

(iii)	In June 2016, FASB issued ASC 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, an reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its financial statements will be material.

25

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

3.       PROPERTY AND EQUIPMENT

The Company’s property and equipment consists of the following at September 30, 2020 and December 31, 2019:

	September 30,	December 31,
	2020	2019
	(unaudited)

Leasehold Improvements	$79,859	$79,859
Furniture and Fixtures	14,429	14,429
Computer Equipment	10,611	10,611

Total Property and Equipment, Gross	104,899	104,899
Less: Accumulated Depreciation	(41,628)	(32,244)

Property and Equipment, Net	$63,271	$72,655

Depreciation expense for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019 totaled $32,244, $9,385, and $29,116, respectively.

4.        MEMBERS’ EQUITY

Under the terms of the operating agreement, the Company has an indefinite life. Allocations of profits and losses for each fiscal year are allocated pro rata in proportion to the member’s capital interest. Distributions shall be made to members in proportion to the member’s capital interest and are approved by the manager of the Company in accordance with the terms of the operating agreement.

5.        LEASE COMMITMENTS

The Company leases its business facility from a third party under an operating lease agreement that specifies minimum rentals. The lease expires in 2027. The Company’s rent expense for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019 was approximately $109,000, $88,000, and $86,000, respectively.

26

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

Future minimum lease payments under non-cancelable operating leases having an initial or remaining term of more than one year are as follows:

Year ending December 31,	Total

2020 (Remaining three months)	$24,586
2021	100,067
2022	103,069
2023	106,161
2024	109,345
Thereafter	315,017

$758,245

6.	COMMITMENTS AND CONTINGENCIES

(a)	Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. At September 30, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

(b)	Contingencies

The Company's operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulation at September 30, 2020, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties, or restrictions in the future.

27

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

7.	RELATED PARTY TRANSACTIONS

(a)	Transactions with related parties

The Company purchases product from several related parties (as shown below). The Company also receives management, advisory and marketing support services from Star Packaging and Supply LLC. Amounts expensed and paid to each related party were the following for the year ended December 31, 2019 and the nine months ended September 30, 2020 and 2019.

	Nine Months Ended September 30,		Year Ended December 31,
	2020	2019	2019
	(unaudited)	(unaudited)

Citi-Med, LLC	$81,000	$51,000	$57,000
Colorado Health Consultants	153,000	20,000	58,000
Lucky Ticket, LLC	11,000	29,000	43,000
Starbuds Commerce City, LLC	13,000	–	–
Starbuds MIPS LLC	220,000	236,000	300,000
Star Packaging and Supplies LLC	90,000	93,000	122,000

Total	$568,000	$429,000	$580,000

Purchases from Starbuds MIPS LLC were approximately 11%, 8%, and 11% of the Company’s purchases for the years ended December 31, 2019 and the nine months ended September 30, 2020 and 2019, respectively.

Star Brands, LLC provides the Company with the right to use the Starbuds brand and licensed property. The Company does not pay Star Brands LLC for the use of such assets. However, the Company recorded non-cash license expense of $515,000 for the year ended December 31, 2019 and $470,000 and $380,000 for the nine months ended September 30, 2020 and 2019, respectively.

8.       SUBSEQUENT EVENTS

Management has evaluated significant events or transactions that have occurred since the balance sheet date and through May 18, 2021, the date the financial statements were available to be issued.

28

KEW LLC

Notes to Financial Statements

For the Nine Months Ended September 30, 2020 and 2019 (unaudited)

and the Year Ended December 31, 2019

The novel coronavirus commonly referred to as “COVID-19” was identified in December 2019 in Wuhan, China. On January 30, 2020, the World Health Organization declared the outbreak a global health emergency, and on March 11, 2020, the spread of COVID-19 was declared a pandemic by the World Health Organization. On March 13, 2020, the spread of COVID-19 was declared a national emergency. The outbreak has spread throughout the globe, causing companies and various international jurisdictions to impose restrictions such as quarantines, business closures and travel restrictions.

While these effects are expected to be temporary, the duration of the business disruptions and related financial impact cannot reasonably be estimated at this time. In addition, it is possible that estimates in the Company’s financial statements will change in the near term as a result of COVID-19 and the effect of any such changes could be material, which could result in, among other things, impairment of long-lived assets. The Company is closely monitoring the impact of the pandemic on all aspects of its business.

In response to the COVID-19 pandemic and government mandates, safety, social distancing and other physical workforce distancing protocols were implemented. Although the impact of the coronavirus on the Company’s operations to date has not been significant, the ultimate impact of COVID-19 on the Companies will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions required to contain the coronavirus or treat its impact, among others.

As described in Note 1, the Company was acquired by Medicine Man Technologies, Inc.

 Subsequent to September 30, 2020, the Company distributed approximately $1,500,000 to its members.

29